Short-Term Borrowings	6 Months Ended
Jun. 30, 2022
Subordinated Borrowings [Abstract]
Short-term Borrowings

Note 9 — Short-term Borrowings

As of June 30, 2022 and December 31, 2021, total short-term borrowings outstanding was $110,000 representing a loan owed to a minority shareholder.

In October 2021, Lion Wealth Management Limited (“LWML”) and Dawa Future Graphic Technology Co., Ltd (“DAWA”) formed Lion Metaverse Limited to develop the Group’s newly launched Metaverse project “Lion World”. LWML and DAWA each hold 50% of equity interest in LML. LWML agreed to loan LML for its operation and evidence by the loan agreements. As of June 30, 2022 and December 31, 2021, total loan lent to LML is RMB 32,600,000 (approximately US $4,866,000) and RMB 15,000,000 (approximately US $2,325,000), respectively. The loan amount has been eliminated upon consolidation.